UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2013

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 35th Floor, New York, New York, 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2013, Delcath Systems, Inc. (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC to sell shares (the “Securities”) of the Company’s common stock, par value $.01 per share, having aggregate sales proceeds of $50,000,000, from time to time, through an “at the market” equity offering program under which Cowen and Company, LLC will act as sales agent (the “Sales Agent”).

Subject to the terms and conditions of the Sales Agreement, the Sales Agent may sell the Securities by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on The NASDAQ Capital Market, on any other existing trading market for the common stock or to or through a market maker. In addition, with the Company’s prior written approval, the Sales Agent may also sell the Securities by any other method permitted by law, including in privately negotiated transactions. The Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The NASDAQ Stock Market, Inc. The Sales Agreement may be terminated by the Company or the Sales Agent at any time upon 10 days notice to the other party, or by the Sales Agent at any time in certain circumstances, including but not limited to the occurrence of a material adverse change in the Company.

Under the terms of the Sales Agreement, the Company may also sell Securities to the Sales Agent as principal for its own accounts at prices agreed upon at the time of sale. If the Company sells Securities to the Sales Agent as principal, it will enter into a separate terms agreement with the Sales Agent.

The Sales Agreement provides that the Sales Agent will be entitled to compensation for its services that will not exceed, but may be lower than, 3.0% of the gross sales price per share of all Securities sold through it as Sales Agent under the Sales Agreement. The Company has no obligation to sell any of the Securities under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Securities will be issued pursuant to a shelf registration statement on Form S–3, to be filed with the Securities and Exchange Commission on March 13, 2013, once such registration statement is declared effective.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)	Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated March 13, 2013, between Delcath Systems, Inc. and Cowen and Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: March 13, 2013	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agreement, dated March 13, 2013, between Delcath Systems, Inc. and Cowen and Company, LLC